SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) April 28, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                      0-16014                   23-2417713
  (State or other           (Commission File Number)        (IRS Employer
  jurisdiction of                                         Identification No.)
   incorporation)



                Main at Water Street - Coudersport, PA 16915-1141
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events.

         The Registrant is filing certain exhibits under Item 7 hereof, which are with respect to the recently announced issuances of the Registrant's Class A Common Stock, 7-7/8% Senior Notes due 2009, and 5-1/2% Series D Convertible Preferred Stock.

Item 7.  Financial Statements and Exhibits

Exhibit No.                        Description

1.01 Class A Common Stock Underwriting Agreement among Adelphia Communications Corporation, Salomon Smith Barney Inc. and the other underwriters named therein, as representative of the Underwriters, dated April 23, 1999 (Filed herewith).

1.02 7-7/8% Senior Notes Underwriting Agreement among Adelphia Communications Corporation and Chase Securities Inc., as representative of the Underwriters, dated April 23, 1999 (Filed herewith).

1.03 5-1/2% Series D Convertible Preferred Stock Underwriting Agreement among Adelphia Communications Corporation and Salomon Smith Barney Inc., as representative of the Underwriters, dated April 26, 1999 (Filed herewith).

3.01 Certificate of Designations with respect to the Registrant's 5-1/2% Series D Convertible Preferred Stock (Filed herewith).

4.01 Base Indenture, dated as of April 28, 1999, with respect to the Registrant's Senior Indebtedness, between the Registrant and the Bank of Montreal Trust Company (Filed herewith).

4.02 First Supplemental Indenture, dated as of April 28, 1999, with respect to the Registrant's 7-7/8% Senior Notes due 2009, between the Registrant and the Bank of Montreal Trust Company (Filed herewith).

4.03        Form of 7-7/8% Senior Note due 2009 (Contained in Exhibit 4.02).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 1999             ADELPHIA COMMUNICATIONS CORPORATION

                                            (Registrant)

                                  By:   /s/ Timothy J. Rigas
                                            Timothy J. Rigas
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                         Description

1.01 Class A Common Stock Underwriting Agreement among Adelphia Communications Corporation, Salomon Smith Barney Inc. and the other underwriters named therein, as representative of the Underwriters, dated April 23, 1999 (Filed herewith).

1.02 7-7/8% Senior Notes Underwriting Agreement among Adelphia Communications Corporation and Chase Securities Inc., as representative of the Underwriters, dated April 23, 1999 (Filed herewith).

1.03 5-1/2% Series D Convertible Preferred Stock Underwriting Agreement among Adelphia Communications Corporation and Salomon Smith Barney Inc., as representative of the Underwriters, dated April 26, 1999 (Filed herewith).

3.01 Certificate of Designations with respect to the Registrant's 5-1/2% Series D Convertible Preferred Stock (Filed herewith).

4.01 Base Indenture, dated as of April 28, 1999, with respect to the Registrant's Senior Indebtedness, between the Registrant and the Bank of Montreal Trust Company (Filed herewith).

4.02 First Supplemental Indenture, dated as of April 28, 1999, with respect to the Registrant's 7-7/8% Senior Notes due 2009, between the Registrant and the Bank of Montreal Trust Company (Filed herewith).

4.03        Form of 7-7/8% Senior Note due 2009 (Contained in Exhibit 4.02).